0955

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$30,000,000.00	09-15-2022	09-30-2032	2367705	900 / 301	0008513866	CRS	
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.							

Borrower: CENTRAL VALLEY COMMUNITY BANCORP
7100 N FINANCIAL DR STE 101
FRESNO, CA 93720

Lender: BELL BANK
CENTER OFFICE
3100 13th Ave South
PO Box 10877
Fargo, ND 58106-0877
(701) 298-1500

Principal Amount: $30,000,000.00 **Date of Note: September 15, 2022**

PROMISE TO PAY. CENTRAL VALLEY COMMUNITY BANCORP ("Borrower") promises to pay to BELL BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Thirty Million & 00/100 Dollars ($30,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

> **Borrower will pay this loan in 12 interest payments followed by quarterly principal and interest payments. Borrower's first interest payment will be due December 31, 2022 and all subsequent payments are due on the last day of each quarter after that. Borrower will then pay this loan in 27 payments of $838,227.09 each and one irregular last payment estimated at $15,564,561.19. Borrower's first principal and interest payment is due December 31, 2025, and all subsequent payments are due on the last day of each quarter after that. Borrower's final payment will be due on September 30, 2032, and will be for all principal and all accrued interest not yet paid.**

Unless otherwise agreed or required by applicable law, payments will be applied to any accrued unpaid interest first; then to principal; then to late charges and other charges. Payments received at Lender's address on any business day will be credited to your loan as of the date received. For purposes of receiving payments, business day is defined as Monday-Friday, excluding Federal and bank holidays. **Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.**

TERM OUT PROVISION. Notwithstanding anything contained herein to the contrary, the revolving line of credit feature set forth in this Note shall expire on September 15, 2025 ("Conversion Date"), and no further advances shall be allowed under this Note. Commencing on December 31, 2025, and continuing on the last day of each subsequent quarter until paid in full, the quarterly principal and interest payments due under this Note shall be calculated in accordance with the "INTEREST CALCULATION METHOD" provision set forth herein and based upon an amortization of 48 quarters; provided, however, the quarterly payment may be adjusted periodically to account for changes in the applicable interest rate or any prepayment of the Loan. The Lender's determination of any such adjustments to the payment amount shall be conclusive in the absence of manifest error.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the "Prime Rate" as published in the Wall Street Journal (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day, using the effective date as published in the Wall Street Journal. Borrower understands that Lender may make loans based on other rates as well. Interest on the unpaid principal balance of this Note will be calculated as described in the "INTEREST CALCULATION METHOD" paragraph using a rate of 0.500 percentage points under the Index (the "Margin"). If Lender determines, in its sole discretion, that the Index has become unavailable or unreliable, either temporarily, indefinitely, or permanently, during the term of this Note, Lender may amend this Note by designating a substantially similar substitute index. Lender may also amend and adjust the Margin to accompany the substitute index. The change to the Margin may be a positive or negative value, or zero. In making these amendments, Lender may take into consideration any then-prevailing market convention for selecting a substitute index and margin for the specific index that is unavailable or unreliable. Such an amendment to the terms of this Note will become effective and bind Borrower 10 business days after Lender gives written notice to Borrower without any action or consent of the Borrower. NOTICE: Under no circumstances will the interest rate on this Note be less than 3.500% per annum or more than (except for any higher default rate shown below) the lesser of 6.750% per annum or the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. **Upon prepayment of this Note, Lender is entitled to the following prepayment penalty: If prepayment originates from financing obtained elsewhere, a prepayment penalty equal to the following will be due and payable and added to the payoff amount which Borrower hereby agrees to pay: 2% of the outstanding principal balance if prepayment occurs on or before August 30, 2025. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due.** Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: BELL BANK, CENTER OFFICE, 3100 13th Ave South, PO Box 10877, Fargo, ND 58106-0877.**

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $25.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional 3.000 percentage point margin ("Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or

a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of North Dakota without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of North Dakota.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Cass County, State of North Dakota.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or as provided in this paragraph. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following person or persons are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender's address shown above, written notice of revocation of such authority: **JAMES J. KIM, Chief Executive Officer of CENTRAL VALLEY COMMUNITY BANCORP; DAVID A. KINROSS JR, Chief Financial Officer of CENTRAL VALLEY COMMUNITY BANCORP; and PATRICK A. LUIS, Chief Credit Officer of CENTRAL VALLEY COMMUNITY BANCORP. Notwithstanding anything in this Note or any Related Documents to the contrary, in no event shall Lender be obligated to make any advance under the Note after September 15, 2025.** Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

OBLIGATION TO NOTIFY. Borrower agrees to promptly notify Lender (i) of any changes in ownership of those individuals or entities owning 25% or more of the equity interests in Borrower, and (ii) if the identity of the individuals or entities with significant responsibility to manage, control or direct Borrower changes. Borrower agrees to execute and deliver a certification in favor of Lender setting forth information on the ownership and control of Borrower, as requested by Lender from time to time, including following any ownership or control change in Borrower.

UNCONDITIONALLY CANCELABLE COMMITMENT. Notwithstanding anything to the contrary in this Note or in any document or instrument executed in connection with this Note, Lender's commitment to make advances to Borrower under this Note shall at all times be unconditionally cancelable by Lender within the meaning of 12 C.F.R. §324.2, with or without cause, to the extent permitted under applicable law.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Borrower may notify Lender if Lender reports any inaccurate information about Borrower's account(s) to a consumer reporting agency. Borrower's written notice describing the specific inaccuracy(ies) should be sent to Lender at the following address: BELL BANK 3100 13th Avenue South Fargo, ND 58106-0877.

COUNTERPARTS AND ELECTRONIC TRANSMISSION. This document, and any related documents, may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, and all such counterparts, when taken together, shall constitute one and the same document. This document, and any related documents, may be delivered by facsimile or PDF or other electronic transmission, and if delivered by facsimile or PDF or other electronic transmission, shall constitute and be admissible as original documents and evidence of the signer's execution of the documents.

FURTHER ASSURANCES AND LIMITED POWER OF ATTORNEY. The parties hereto agree to do all things deemed necessary by Lender in order to fully document the loan evidenced by this Note and any related agreements, and will fully cooperate concerning the execution and delivery of security agreements, stock powers, instructions and/or other documents pertaining to any collateral intended to secure this indebtedness. Borrower agrees to assist in the cure of any defects in the execution, delivery or substance of the Note and related agreements, and in the creation and perfection of any liens, security interests or other collateral rights securing the Note. Furthermore, the Borrower, for and in consideration of Lender approving, closing and funding this Note, hereby grants authority to any authorized representative of Lender, the limited power to correct and/or execute or initial all typographical or clerical errors discovered in any of the loan documents required to be executed by Borrower in connection with this loan. No other action may be taken by Lender for Borrower. The Borrower hereby ratifies and confirms all action taken pursuant to this limited power of attorney. In the event this limited power of attorney is exercised, the Borrower will be notified in writing and will receive a copy of the document that was executed, initialed or revised on the Borrower's behalf.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

CENTRAL VALLEY COMMUNITY BANCORP

By: ______________________________
JAMES J. KIM, Chief Executive Officer of CENTRAL VALLEY COMMUNITY BANCORP

By: ______________________________
DAVID A. KINROSS JR, Chief Financial Officer of CENTRAL VALLEY COMMUNITY BANCORP

By: ______________________________
PATRICK A. LUIS, Chief Credit Officer of CENTRAL VALLEY COMMUNITY BANCORP

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

CENTRAL VALLEY COMMUNITY BANCORP

By:____________________
JAMES J. KIM, Chief Executive Officer of CENTRAL VALLEY COMMUNITY BANCORP

By:____________________
DAVID A. KINROSS JR, Chief Financial Officer of CENTRAL VALLEY COMMUNITY BANCORP

By:____________________
PATRICK A. LUIS, Chief Credit Officer of CENTRAL VALLEY COMMUNITY BANCORP